Exhibit 99.1

Ponce Financial Group, Inc. Appoints New Member to the Board of Directors

NEW YORK, March 30, 2026 - Ponce Bank, NA (the “Bank”) and Ponce Financial Group, Inc. (the “Company”), the Bank’s parent company, announce that effective March 26, 2026, Marlene Cintron, a member of the Bank’s Board of Directors, has been appointed to also serve as a Director of the Company.

Cintron, a lifelong Bronx resident and Puerto Rican leader, has built a distinguished career advancing economic empowerment, public service, and opportunities for historically underserved communities.

Cintron’s work spans more than three decades across public policy, economic development, finance, and government relations. Her impact has been felt nationally and locally, with a career grounded in public service and marked by barrier-breaking achievements.

Cintron began her career working for notable public officials, including serving as New York Chief of Staff to Congressman Robert Garcia, Director of Latino Affairs for Mayor David Dinkins, and Director of the New York Office of Puerto Rican Affairs for Governor Pedro Rosselló. She also served as Executive Director of the New York State Senate Puerto Rican and Latino Caucus, where she helped shape statewide policy affecting Latino communities.

Her private-sector experience includes serving as Assistant Vice President for Government Affairs at Citibank under H. Carl McCall and working as a financial advisor at Merrill Lynch, where she specialized in supporting women and nonprofit leaders in achieving financial independence. She later co-founded the New York Women’s Chamber of Commerce, a pivotal institution advancing opportunities for women entrepreneurs across the region.

As President of the Bronx Overall Economic Development Corporation (BOEDC), Cintron led a period of transformational growth for the borough. Under her leadership, Bronx unemployment decreased from 14 percent to under 6 percent. She spearheaded below-market-rate lending programs, launched rebranding efforts through the borough’s Office of Tourism, and expanded financial support for local and prospective businesses.

Working alongside then–Bronx Borough President Ruben Diaz Jr., she helped attract more than $9 billion in private investment, resulting in over 44,000 new housing units and major commercial developments, including FreshDirect’s relocation to the Bronx, the borough’s first enclosed mall in Co-op City, and the redesign of the Bruckner Expressway to improve access to Hunts Point. During this time, she also served as a mayoral appointee to the board of the NYC Economic Development Corporation (NYCEDC) and as a gubernatorial appointee to the Regional Economic Development Council for the downstate region.

In 2021, Cintron was appointed by President Joseph R. Biden to serve as the U.S. Small Business Administration’s (SBA) Region 2 Administrator, overseeing New York, New Jersey, Puerto Rico, and the U.S. Virgin Islands. In that role, she championed efforts to expand small-business contracting, exporting, and access to technical assistance. Her leadership contributed to a 20 percent increase in small business growth across the region, as detailed in the SBA’s annual report. She completed her federal service in January 2025.

Beyond her professional accomplishments, Cintron is recognized for a lifelong commitment to community advocacy. As a former member of the Young Lords, she has long championed civil rights, health-care access, and social equity. Today, she continues to inspire future leaders through her public speaking, mentorship, and civic engagement.

Cintron holds a law degree from Georgetown University and a master’s degree in education administration from Fordham University.

“Marlene Cintron has been a valued member of the Ponce Bank Board, and we are pleased to welcome her to the Board of Ponce Financial Group as well,” said Carlos P. Naudon, President and Chief Executive Officer of Ponce Bank and Ponce Financial Group, Inc. “Her expertise in economic development, public policy, and community-focused investment will continue to strengthen our leadership at both the Bank and parent company levels.”

“It has been an honor to serve on the Board of Ponce Bank, and I am proud to expand my role to also serve as a Director of Ponce Financial Group,” said Marlene Cintron. “I look forward to continuing to support the organization’s mission and contributing to its ongoing growth and impact across the communities it serves.”

About Ponce Financial Group, Inc.

Ponce Financial Group, Inc. is the holding company for Ponce Bank, N.A. Ponce Bank, N.A. is a Minority Depository Institution, a Community Development Financial Institution, and a certified Small Business Administration lender. Ponce Bank’s business primarily consists of taking deposits from the general public and to a lesser extent alternative funding sources and investing those funds, together with funds generated from operations and borrowings, in mortgage loans, consisting of 1-4 family residences (investor-owned and owner-occupied), multifamily residences, nonresidential properties, construction and land, and, to a lesser extent, in business and consumer loans. Ponce Bank also invests in securities, which consist of U.S. Government and federal agency securities and securities issued by government-sponsored or government-owned enterprises, as well as, mortgage-backed securities, corporate bonds and obligations, and Federal Home Loan Bank stock.

Forward Looking Statements

Certain statements herein constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements may be identified by words such as “believes,” “will,” “would,” “expects,” “project,” “may,” “could,” “developments,” “strategic,” “launching,” “opportunities,” “anticipates,” “estimates,” “intends,” “plans,” “targets” and similar expressions. These statements are based upon the current beliefs and expectations of management and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward-looking statements as a result of numerous factors. Factors that could cause such differences to exist include, but are not limited to, adverse conditions in the capital and debt markets and the impact of such conditions on business activities; changes in interest rates; competitive pressures from other financial institutions; the effects of general economic conditions on a national basis or in the local markets in which Ponce Bank, N.A. operates, including changes that adversely affect borrowers’ ability to service and repay Ponce Bank, N.A.’s loans; changes in U.S. trade policies, including the imposition of tariffs and retaliatory tariffs, and their related impacts on the economy; changes in the value of securities in the investment portfolio; changes in loan default and charge-off rates; fluctuations in real estate values; the adequacy of loan loss reserves; decreases in deposit levels necessitating increased borrowing to fund loans and investments; operational risks including, but not limited to, cybersecurity, fraud and natural disasters; changes in government regulation; changes in accounting standards and practices; the risk that intangibles recorded in the financial statements will become impaired; demand for loans in Ponce Bank, N.A.’s market area; Ponce Bank, N.A.’s ability to attract and maintain deposits; risks related to the implementation of acquisitions, dispositions, and restructurings; the risk that Ponce Financial Group, Inc. may not be successful in the implementation of its business strategy; changes in assumptions used in making such forward-looking statements and the risk factors described in Ponce Financial Group, Inc.’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q as filed with the Securities and Exchange Commission (the “SEC”), which are available at the SEC’s website, www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. Ponce Financial Group, Inc. disclaims any obligation to publicly update or revise any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes, except as may be required by applicable law or regulation.